UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 15,2000
                                                           ------------



                  EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                0-15587             52-0991911
                 --------                -------             ----------
       (State or Other Jurisdiction    (Commission    I.R.S. Employer ID Number
            of Incorporation or        File Number)
                Organization)


                11019 McCormick Road, Hunt Valley, Maryland 21031
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


         Registrant's telephone number, including area code 410/584-7000
                                                            ------------

Item 5.  Other Events.

On June 15, 2000, EA Engineering, Science, and Technology, Inc. (the "Company") issued the following press release:

         EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC. RESTATES EARNINGS

          1999 and 1998 Net Income Revised by $0.01 and $0.14 Per Share

      Contacts: Melissa L. Kunkel, Director of Marketing and Communications
                     Tel. (410) 527-2442 FAX: (410) 771-9148
                    World Wide Web Site: http://www.eaest.com

For Release: Immediately Upon Receipt

BALTIMORE, MARYLAND, June 15, 2000... EA Engineering, Science, and Technology, Inc. (NASDAQ: EACEC), announced today that the Company has restated its previously reported financial results for fiscal years ended August 31, 1999 and 1998 and the quarterly financial results for fiscal years 1999 and 1998. Full restated audited financial statements for fiscal years 1999 and 1998 were filed late today with the Securities and Exchange Commission (SEC) on Form 10-K/A for the fiscal year ended August 31, 1999. The Company's restated quarterly financial reports for fiscal years 1999 and 1998 and the first two quarters of fiscal year 2000 were filed with the SEC on Forms 10-Q/A. The record date of the restatements is June 16, 2000.

Restated net loss for fiscal year 1999 totaled $1,530,400 or $0.24 per diluted share versus a net loss of $1,473,600 or $0.23 per diluted share previously reported. Restated net loss for fiscal 1998 totaled $240,100 or $0.04 per diluted share versus net income of $604,800 or $0.10 per diluted share previously reported. The reported results confirm the Company's original estimate of the cumulative pre-tax effect of the restatements of $1.4 million. The cumulative after-tax effect of the restatements is a reduction in earnings of $901,700 for the two affected years.

Barbara L. Posner, EA's Chief Operating Officer and Chief Financial Officer, reported, "The restatements and audits of the Company's financial statements were a substantial and time-consuming undertaking. As we previously reported, the restatements were necessary due to the Company's discovery of accounting irregularities related to unbilled revenue. We now know that they were primarily attributable to our fiscal 1998 period and the actions of individual(s) who are no longer employed by, or associated with, the Company. With the restatements complete, we look forward to putting this matter behind us and concentrating on the Company's current and future operations."

Loren D. Jensen, Chairman and Chief Executive Officer, commented, "The past few months have been frustrating for us and our shareholders. The reaudits of the Company's financial records for fiscal years 1997, 1998 and 1998 conducted over the past two months by the Company's accountants, PricewaterhouseCoopers LLP, has confirmed our original findings, and with our recent refiling of the financial statements for 1998 and 1999, we can turn our management direction to continuing improvements in the Company's financial performance."

EA Engineering, Science, and Technology, Inc. is a global consulting firm specializing in the areas of energy, the environment, and health and safety. Through a network of more than 20 offices, EA provides scientific, engineering, economic, analytical, and management solutions for its corporate, utility, municipal, and Federal government clients.

Certain of the information contained in this news release contain forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, such as those related to the Company's contracts and other business risks, including general economic conditions, the effects of the Company's restructuring, and industry-wide market factors, as detailed from time to time in the Company's filings with the Securities and Exchange Commission. IN EACH CASE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the accounting irregularities discussed in this news release and their further impact, if any, on the Company's operations and/or the Company's future profitability.

The Company's results of operations are also affected by significant competition in the industry, including a very competitive requirement for successful bidding and solicitation of contracts. As such, operating results for the reporting period are not necessarily indicative of the results that may be expected for any subsequent periods.
                                      # # #

                               EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC. AND SUBSIDIARIES
                                            CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       Year Ended August 31,
                                                                 1999          1998             1997
                                                            (As Restated)   (As Restated)
                                                            -------------- --------------  --------------

Total  revenue                                              $ 48,727,600    $ 52,237,400    $ 68,189,000
     Less:  Subcontractor costs                               (8,904,300)    (11,003,000)    (20,488,600)
     Less:  Other direct project costs                        (5,676,400)     (5,914,500)    (10,257,600)

     Net revenue                                            $ 34,146,900    $ 35,319,900    $ 37,442,800

Costs and operating expenses:
     Direct salaries and other operating                      26,199,400      26,935,300      33,344,200
     Sales, general and administrative                         8,042,500       8,832,700       7,961,100
     Gain on "key employee" life insurance                          --          (261,100)           --
     Restructuring charge                                      2,132,600            --         3,000,100
     Total costs and operating expenses                       36,374,500      35,506,900      44,305,400

Loss from continuing operations                               (2,227,600)       (187,000)     (6,862,600)

Interest expense                                                (268,600)       (220,500)       (378,700)
Interest income                                                   88,100          98,800          91,600

Loss from continuing operations before income taxes           (2,408,100)       (308,700)     (7,149,700)

Benefit from income taxes                                       (961,400)       (130,900)     (2,534,400)

Net loss from Continuing Operations                         $ (1,446,700)   $   (177,800)   $ (4,615,300)

Discontinued Operations

     Loss from operations of discontinued segment (net of
         tax)                                                   (119,000)        (62,300)       (792,300)
     Gain on disposal of discontinued segment, including
      operating losses during phase-out period (net of            35,300            --              --
      tax)
     Net loss from discontinued operations                       (83,700)        (62,300)       (792,300)

Net Loss                                                    $ (1,530,400)   $   (240,100)   $ (5,407,600)

Basic EPS - Continued Operations                            $      (0.23)   $      (0.03)   $      (0.74)
Diluted EPS - Continued Operations                          $      (0.23)   $      (0.03)   $      (0.74)

Basic EPS - Discontinued Operations                         $      (0.01)   $      (0.01)   $      (0.13)
Diluted EPS - Discontinued Operations                       $      (0.01)   $      (0.01)   $      (0.13)

Basic EPS - Net                                             $      (0.24)   $      (0.04)   $      (0.87)
Diluted EPS - Net                                           $      (0.24)   $      (0.04)   $      (0.87)

Weighted average shares outstanding                            6,312,300       6,255,500       6,205,700
Diluted weighted shares outstanding                            6,312,300       6,255,500       6,205,700

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  EA Engineering, Science, and Technology, Inc.

                                                  Registrant

Date:      June 16, 2000            By:  /s/ Barbara L. Posner
       -----------------------         ----------------------------------
                                            Barbara L. Posner
                                            Chief Financial Officer
                                            Chief Operating Officer